Commitments and Contingencies	12 Months Ended
Sep. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases
We have various operating leases for office space around the world. In connection with many of our acquisitions, we assumed facility lease obligations. Among these assumed obligations are lease payments related to office locations that were vacated by certain of the acquired companies prior to the acquisition date. Additionally, certain of our lease obligations have been included in various restructuring charges (Note 12).
The following table outlines our gross future minimum payments under all non-cancelable operating leases as of September 30, 2015 (dollars in thousands):

Year Ending September 30,	Operating Leases	Operating leases under restructuring	Total
2016	$36,744	$5,733	$42,477
2017	32,283	4,378	36,661
2018	24,724	4,405	29,129
2019	16,669	4,448	21,117
2020	14,864	4,490	19,354
Thereafter	97,537	24,127	121,664
Total	$222,821	$47,581	$270,402

At September 30, 2015, we have subleased certain office space that is included in the above table to third parties. Total sublease income under contractual terms for restructured facilities is $53.4 million, and ranges from approximately $4.7 million to $6.0 million on an annual basis through August 2025. Sublease income related to other operating facilities is minimal.

Total rent expense, including rent expense for our data centers, was approximately $47.2 million, $48.1 million and $39.9 million for the years ended September 30, 2015, 2014 and 2013, respectively.

Litigation and Other Claims
Similar to many companies in the software industry, we are involved in a variety of claims, demands, suits, investigations and proceedings that arise from time to time relating to matters incidental to the ordinary course of our business, including actions with respect to contracts, intellectual property, employment, benefits and securities matters. We have estimated the amount of probable losses that may result from all currently pending matters, and such amounts are reflected in our consolidated financial statements. These recorded amounts are not material to our consolidated financial position nor results of operations and no additional material losses related to these pending matters are reasonably possible. While it is not possible to predict the outcome of these matters with certainty, we do not expect the results of any of these actions to have a material adverse effect on our results of operations or financial position. However, each of these matters is subject to uncertainties, the actual losses may prove to be larger or smaller than the accruals reflected in our consolidated financial statements, and we could incur judgments or enter into settlements of claims that could adversely affect our financial position, results of operations or cash flows.

Guarantees and Other
We include indemnification provisions in the contracts we enter into with customers and business partners. Generally, these provisions require us to defend claims arising out of our products’ infringement of third-party intellectual property rights, breach of contractual obligations and/or unlawful or otherwise culpable conduct. The indemnity obligations generally cover damages, costs and attorneys’ fees arising out of such claims. In most, but not all cases, our total liability under such provisions is limited to either the value of the contract or a specified, agreed upon amount. In some cases our total liability under such provisions is unlimited. In many, but not all cases, the term of the indemnity provision is perpetual. While the maximum potential amount of future payments we could be required to make under all the indemnification provisions is unlimited, we believe the estimated fair value of these provisions is minimal due to the low frequency with which these provisions have been triggered.

We indemnify our directors and officers to the fullest extent permitted by Delaware law, which provides among other things, indemnification to directors and officers for expenses, judgments, fines, penalties and settlement amounts incurred by such persons in their capacity as a director or officer of the company, regardless of whether the individual is serving in any such capacity at the time the liability or expense is incurred. Additionally, in connection with certain acquisitions we have agreed to indemnify the former officers and members of the boards of directors of those companies, on similar terms as described above, for a period of six years from the acquisition date. In certain cases we purchase director and officer insurance policies related to these obligations, which fully cover the six year period. To the extent that we do not purchase a director and officer insurance policy for the full period of any contractual indemnification, and such directors and officers do not have coverage under separate insurance policies, we would be required to pay for costs incurred, if any, as described above.